SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                      ____


Date  of  Report  (Date  of  earliest  event  recorded)       May  28,  2002
                                                           -------------------
                            The  Lionshare  Group,  Inc.
                   ----------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


                                    Delaware
                                 -------------
                 (State or other jurisdiction of incorporation)


                000-30353                        65-1002981
               ----------------------        ------------------
               (Commission  File  No.)         (IRS  Employer
                                             Identification  No.)


             20 SE 14th Street, Suite 204, Boca Raton, Florida 33432
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (561) 338-9336
                                                          ----------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item  4.     Changes  in  Registrant's  Certifying  Accountant
             -------------------------------------------------

     On June 11, 2002, the Board of Directors of The Lionshare Group, Inc. (the "Company") approved the engagement of Weinberg & Company, P.A. as independent auditors of the Company for the fiscal year ended June 30, 2002, to replace the firm of Sellers & Associates ("Sellers"), who were dismissed as the Company's auditors, effective May 28, 2002 (date of dismissal).

     The reports of Sellers on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles, however, the reports were modified to include an explanatory paragraph wherein Sellers expressed substantial doubt about the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for the fiscal years ended June 30, 2001 and June 30, 2000, and in the subsequent unaudited interim periods through the date of dismissal, there were no disagreements with Sellers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Sellers, would have caused Sellers to make reference to the subject matter in their report.

     Sellers has furnished the Company with a letter addressed to the Commission stating whether it agrees with the above statements. The letter is included with this report as an exhibit.

     During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Weinberg & Company, P.A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

               16.1 Letter  of  Sellers  &  Associates,  P.A.,  pursuant to Item
                    304(a)(3)  of  Regulation  S-B.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September  20,  2002       THE  LIONSHARE  GROUP,  INC.

                                   /s/George  E.  Weast
                                   ----------------------------
                                   George  E.  Weast
                                   President